Debt and Credit Agreements	12 Months Ended
Dec. 31, 2012
Debt and Credit Agreements

12. Debt and Credit Agreements

As part of its debt management, the Company enters into derivatives to achieve economically effective hedges and to minimize the cost of its funding. In this note, short-term debt and long-term debt are discussed including Debt-Related Derivatives (DRD), i.e. debt including fair value adjustments from hedges. The Debt Profile table also shows debt excluding DRD, i.e. reconciled to debt as reported in the balance sheet.

SHORT-TERM DEBT

As of December 31, 2012, total short-term debt was $70 million including $9 million of short-term portion of long-term loans. On April 30, 2012, Autoliv settled the purchase contracts underlying the equity units by issuing approximately 5.8 million shares of common stock in exchange for $106 million in proceeds generated by the maturity of the U.S. Treasury securities purchased following the remarketing (see below). In November 2012, $110 million of the short-term portion of U.S. private placement notes, which carried fixed interest rates of 5.6%, matured. The short-term portion of long-term loans consists of loans and financing at the subsidiary level, primarily $6 million of loans in Brazil carrying interest rates of 4.5% and $3 million of loans in Japan carrying interest rates of 1.6%.

The Company’s subsidiaries also have credit agreements, principally in the form of overdraft facilities, with a number of local banks. Total available short-term facilities, as of December 31, 2012, excluding commercial paper facilities as described below, amounted to $344 million, of which $60 million was utilized. The aggregate amount of unused short-term lines of credit at December 31, 2012 was $284 million. The weighted average interest rate on total short-term debt outstanding at December 31, 2012 and 2011 excluding the short-term portion of long-term debt was 3.7% and 8.8%, respectively. The lower average interest rate in 2012 compared to 2011 is due to lower short-term borrowing in Brazil, where interest rates are relatively higher.

LONG-TERM DEBT – OUTSTANDING LOANS

Long-term debt of $547 million consists of $290 million of senior notes issued in 2007 as private placements by Autoliv ASP Inc., a wholly owned subsidiary of the Company. The notes were guaranteed by the Company and consist of 4 tranches of varying sizes maturing in 2012 (see above), 2014, 2017 and 2019 respectively, which all carried fixed interest rates between 5.6% and 6.2%. The Company entered into swap arrangements with respect to part of the proceeds of the notes offering, most of which were cancelled in 2008 resulting in a mark-to-market gain. This gain is amortized through interest expense over the life of the respective notes.

As of December 31, 2012, only one interest rate swap with nominal value of $60 million remains outstanding. Consequently, $230 million of the long-term notes carry fixed interest rates varying between 4.6% and 5.8%, when including the amortization of the cancelled swaps, while $60 million carry floating interest rates at three-month LIBOR + 1.0%.

In March 2012, Autoliv completed the remarketing of the senior notes related to the equity units and the coupon of the notes was reset to 3.854% with a yield of 2.875%. The notes will have a carrying amount of $106 million at maturity, April 30, 2014. The remaining unamortized premium was $2 million at December 31, 2012.

In 2011, the Company repurchased a SEK 600 million note ($92 million equivalent) maturing in 2014 which carried a floating interest of STIBOR +3.9% at a discount and as a result reported $6.2 million as debt extinguishment cost. The Company also, to the same investor, issued a SEK 300 million note ($46 million equivalent) maturing in 2017 carrying a floating interest rate of STIBOR + 0.95%.

A new fixed-rate note was issued in December 2012 of 350 million SEK ($54 million equivalent). The 5-year note will mature in December 2017 and carries a fixed interest rate of 2.49%, which represents the European Investment Bank’s (EIB) cost of funds plus 0.3%. The remaining other long-term debt of $50 million, consisted primarily of $41 million equivalent loans borrowed by Autoliv do Brazil Ltda (a wholly-owned subsidiary), carrying an interest rate of 9.6%, of $4 million equivalent loans borrowed locally in Russia by Autoliv OOO (wholly-owned subsidiary) which carry an interest rate of 8.8% and of $4 million equivalent of loans borrowed from Japanese banks by Autoliv KK (a wholly-owned subsidiary), which carry an interest rate of 1.6%.

LONG-TERM DEBT – LOAN FACILITIES

In April 2011, the Company refinanced its revolving credit facility (RCF) of $1,100 million. The facility is syndicated among 14 banks and has two extension options where Autoliv can request the banks to extend the maturity to 2017 and 2018, respectively, on the first and second anniversary of the April 2011 loan facility, a so called 5+1+1 structure. In April 2012, Autoliv extended by one year essentially all of its $1,100 million RCF from April 2016 to April 2017 with unchanged terms and conditions. The Company pays a commitment fee of 0.19% (given the rating of BBB+ from Standard & Poor’s at December 31, 2012). Financing costs of $5 million were incurred in April 2011 and are amortized over the expected life of the facility. Borrowings under this facility are unsecured and bear interest based on the relevant LIBOR or IBOR rate. The commitment is available for general corporate purposes. Borrowings are prepayable at any time and are due at the respective expiration date. The extension fee of $0.5 million, incurred in April 2012, is amortized over the remaining expected life of the facility.

In June 2009, Autoliv AB, (a wholly-owned subsidiary) received an 18-month irrevocable loan commitment from the EIB of €225 million ($297 million equivalent). In July 2011, this commitment was amended and extended. In December 2012, a portion of this loan commitment was utilized (a SEK denominated note was issued, see above) and the remainder of the total €225 million EIB commitment expired.

In 2011, Autoliv also cancelled two other revolving credit facilities totaling $511 million as the Company’s refinanced credit facility and other commitments are more cost efficient.

As a result Autoliv has a $1.1 billion unutilized long-term debt facility available. The Company is not subject to any financial covenants, i.e. performance related restrictions, in any of its significant long-term borrowings or commitments.

The Company has two commercial paper programs: one SEK 7 billion (approx. $1,071 million) Swedish program and one $1,000 million U.S. program. Due to the cash position and the strong cash flow generation in 2012, both programs were unutilized at year-end. When notes have been outstanding under these programs, all of the notes have been classified as long-term debt because the Company has had the ability and intent to refinance these borrowings on a long-term basis either through continued commercial paper borrowings or utilization of the long-term credit facilities described above.

CREDIT RISK

In the Company’s financial operations, credit risk arises in connection with cash deposits with banks and when entering into forward exchange agreements, swap contracts or other financial instruments. In order to reduce this risk, deposits and financial instruments are only entered with a limited number of banks up to a calculated risk amount of $150 million per bank for banks rated A- or above and up to $50 million for banks rated BBB+. The policy of the Company is to work with banks that have a high credit rating and that participate in the Company’s financing. In addition to this, deposits can be placed in U.S. and Swedish government paper as well as up to $1,000 million in certain AAA rated money market funds. At year end 2012, the Company had $307 million in money market funds and $200 million in U.S. government paper.

The table below shows debt maturity as cash flow in the upper part which is reconciled with reported debt in the last row. For a description of hedging instruments used as part of debt management, see the Financial Instruments section of Note 1 and Note 3.

DEBT PROFILE

PRINCIPAL AMOUNT BY EXPECTED MATURITY	2013	2014	2015	2016	2017	Thereafter	Total long-term	Total
U.S. private placement notes (incl. DRD1)) (Weighted average interest rate 4.6%)2)	$—	$125.0	$—	$—	$105.0	$60.0	$290.0	$290.0
Overdraft/Other short-term debt (incl. DRD1)) (Weighted average interest rate 3.7%)	60.3	—	—	—	—	—	—	60.3
Notes issued as a part of Equity units3) (Interest rate 3.9%)	—	107.6	—	—	—	—	107.6	107.6
Medium-term notes (Weighted average interest rate 2.4%)	—	—	—	—	99.8	—	99.8	99.8
Other long-term loans, incl. current portion4) (Weighted average interest rate 8.0%)	9.5	47.6	2.1	—	—	—	49.7	59.2

Total debt as cash flow, (incl. DRD1))	$69.8	$280.2	$2.1	$—	$204.8	$60.0	$547.1	$616.9

DRD adjustment	—	—	—	—	—	15.8	15.8	15.8

Total debt as reported	$69.8	$280.2	$2.1	$—	$204.8	$75.8	$562.9	$632.7

1)	Debt Related Derivatives (DRD), i.e. the fair value adjustments associated with hedging instruments as adjustments to the carrying value of the underlying debt. 2) Interest rates will change as roll-overs occur prior to final maturity. 3) Repriced in 2012, final maturity in 2014. 4) Primarily external BRL and JPY loans drawn locally.